UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2015

SEVCON, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-9789	04-2985631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Northboro Road Southborough, MA 01772
(Address of principal executive offices zip code)

Registrant's telephone number, including area code: (508) 281-5510

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Furnished here as Exhibit 99.1 are slides that Sevcon management will be using in presentations to investors at the Craig-Hallum Alpha Select Conference. The slides also are available in the investor relations section of the company's website at www.sevcon.com.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
99.1	Investor presentation slides released September 17, 2015 are furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVCON, INC.
(Registrant)

September 17, 2015	/s/ RAYMOND J. THIBAULT JR.
(Date)	Raymond J. Thibault Jr.
Assistant Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Investor presentation slides released September 17, 2015 are furnished herewith.